UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011
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FNB United Corp.
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina	27203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On April 26, 2011, FNB United Corp. (“FNB” or the “Company”), parent company of CommunityONE Bank, National Association (“CommunityONE”), and Bank of Granite Corporation (“Granite”), parent company of Bank of Granite, announced that it had entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which a wholly owned subsidiary of FNB would, subject to the terms and conditions of the Merger Agreement, merge with and into Granite, with Granite surviving as a subsidiary of FNB (the “Merger”).

In connection with the Merger Agreement, the Company entered into separate binding investment agreements (the “Investment Agreements”) with an affiliate of The Carlyle Group (“Carlyle”) and affiliates of Oak Hill Capital Partners (together, “Oak Hill Capital” and collectively with Carlyle, the “Anchor Investors”) to sell to the Anchor Investors common stock of the Company (“FNB Common Stock”), subject to the terms of the Investment Agreements. Funds affiliated with Carlyle and Oak Hill Capital will each purchase 484,375,000 shares of FNB Common Stock at a price of $0.16 per share, or approximately $77.5 million for each of Carlyle and Oak Hill Capital (the “Investments”). If the Investments are completed, each Anchor Investor will own approximately 23.02% of the voting equity of the Company after giving effect to the Merger, the Investments, and the other transactions contemplated to be implemented in connection with such transactions.

Terms of the Merger Agreement

Upon consummation of the Merger, each outstanding share of Granite's common stock, par value $1.00 per share (“Granite Common Stock”), other than shares held by the Company, Granite or any of their respective wholly owned subsidiaries and other than shares owned in a fiduciary capacity or as a result of debts previously contracted, will be converted into the right to receive 3.375 shares of FNB Common Stock.

Granite and FNB have each made customary representations, warranties and covenants in the Merger Agreement, including covenants made by Granite not to solicit alternative transactions after the date specified in the Merger Agreement; covenants to take various actions to facilitate the Merger, including pursuing necessary regulatory and shareholder approvals; covenants in respect of the interim operations of Granite and FNB, including agreements not to take specified actions outside the ordinary course; and covenants regarding post-closing employee and employee benefits matters.

Completion of the Merger is subject to a number of closing conditions, including obtaining regulatory approvals, the approval by the stockholders of Granite of the Merger Agreement and the approval by the shareholders of the Company of certain proposals necessary for the Company to consummate the Merger, the Investments and the related transactions, the consummation of the Investments, the Company’s satisfaction of certain liquidity and credit quality requirements at closing, the shares of FNB Common Stock to be issued in the Merger being authorized for listing on NASDAQ and other customary closing conditions.

The Merger Agreement provides for the payment by Granite to FNB of a termination fee of $450,000 in the event that the Merger Agreement is terminated after the date specified in the Merger Agreement for specified reasons.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Terms of the Investment Agreements

Issuance of the shares upon the closing of the Investments (the “Closing”) is conditioned upon the following conditions, among others: receiving aggregate gross proceeds of $310 million from the Investments and sales of common stock to other investors in a private placement by the Company; the closing conditions under the Merger Agreement having been satisfied or waived; antitrust clearance; receipt of bank regulatory approvals; Company shareholder approval of certain proposals necessary for the Company to consummate the Investments, the Merger and the related transactions; the shares of FNB Common Stock to be issued under the Investment Agreements being authorized for listing on NASDAQ; the consummation of the TARP Exchange (referred to below); the settlement of preferred stock and indebtedness of CommunityONE outstanding and held by SunTrust for cash at the discounted values specified in the Investment Agreements (the “SunTrust Settlement”); the changes to the Company’s Board of Directors referred to below; the absence of burdensome regulatory conditions or agreements at Closing; the satisfaction of conditions regarding minimum liquidity and non-brokered deposits and the level of non-performing assets; the effectiveness of the Company’s Deferred Prosecution Agreement with the U.S. Department of Justice (discussed in item 8.01 of this Current Report on Form 8-K below); receipt of advice as to the absence of an Internal Revenue Code section 382 ownership change as a result of the private placement investments; and FNB and Granite not having experienced a material adverse effect.

As a condition to closing under the Investment Agreements, the Board of Directors of the Company is also required to decrease in size to eleven members as of the closing. The eleven-member board must include John J. Bresnan, Scott B. Kauffman, Jerry R. Licari, Austin A. Adams, Louis A. “Jerry” Schmitt, J. Chandler Martin, Brian E. Simpson, Robert L. Reid, two directors of the Company as of the date of the Investment Agreements and one director of Granite as of the date of the Investment Agreements.

Pursuant to the Investment Agreements, following the closing, but no earlier than January 1, 2012, the Company will distribute non-transferable warrants to the holders of record of the FNB Common Stock as of the close of business on the business day immediately preceding the closing giving such shareholders the right to purchase one share of FNB Common Stock for each four shares of FNB Common Stock either held as of the close of business on the business day immediately preceding the date of the closing at the same price per share paid by the Anchor Investors. The warrants will be exercisable for a period of 30 days after the later of the date of distribution of such warrants or the effective date of a registration statement to be filed with the SEC related to the warrant offering.

The Investment Agreements contain representations by each of the Company and the Anchor Investors as well as covenants with respect to the Company’s actions prior to the Closing and the parties’ actions in connection with the transactions. The Investment Agreements also provide for indemnification provisions in favor of the Anchor Investors and the Company and covenants restricting the Company’s solicitation of acquisition transactions other than the transactions contemplated above.

The Investment Agreements also provide for registration rights pursuant to which the Company will be obligated to register the shares purchased by the Anchor Investors under the Securities Act of 1933 in order to permit resales by the Anchor Investors following the closing of the Investments.

The foregoing description of the Investment Agreements is qualified in its entirety by reference to the full text of the Investment Agreements, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

TARP Exchange

The United States Department of Treasury (the "Treasury") issued a letter, dated April 6, 2011, indicating its agreement to exchange the Company’s preferred stock held by the Treasury for FNB Common Stock having a value equal to the sum of 25% of the aggregate liquidation preference of the preferred stock (i.e., $51.5 million) plus 100% of the amount of accrued and unpaid dividends on the preferred stock as of the closing date (the "TARP Exchange"). In the letter of intent, Treasury has also indicated its intent to adjust its warrant to reduce the warrant exercise price. The TARP Exchange is subject to the negotiation and execution of a definitive agreement with Treasury, the completion of the recapitalization and the SunTrust Settlement.

Additional Information about the Investments and the Merger and Where to Find It

In connection with the Merger, FNB will file a registration statement on Form S-4 with the SEC to register the shares of FNB Common Stock to be issued in the Merger. The registration statement will include the joint proxy statement for FNB and Granite, which will also constitute a prospectus of FNB. Each of FNB and Granite may file other relevant documents concerning the Investments and the Merger. The Granite stockholders will be asked to approve the Merger Agreement. The FNB shareholders will be asked to approve the issuance of shares of FNB Common Stock in connection with the Investments and the Merger and to approve certain amendments to the Company’s Articles of Incorporation necessary for consummation of the Investments and the Merger.

The joint proxy statement/prospectus will be mailed to the shareholders of FNB and Granite. Investors and security holders of FNB and Granite are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Granite, FNB, the Investments and the Merger. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by FNB or Granite with the SEC, may be obtained free of charge at the SEC’s website at http://www.sec.gov/.

In addition, investors and security holders may obtain free copies of the documents filed with the SEC by FNB by contacting Mark A. Severson, FNB United Corp., 150 South Fayetteville Street, Asheboro, NC 27203, telephone: 336-626-8300, or from FNB’s website at http://www.myyesbank.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Granite by contacting Jerry Felts, Bank of Granite Corp., P.O. Box 128, Granite Falls, NC, telephone: 828-322-5343, or from Granite’s website at http://www.bankofgranite.com. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the investments and the Merger.

FNB, Granite and their respective directors and executive officers may be deemed “participants” in the solicitation of proxies in connection with the Merger. Information about the directors and executive officers of FNB and the number of shares of FNB Common Stock beneficially owned by such persons is set forth in the proxy statement for FNB’s 2010 Annual Meeting of Shareholders which was filed with the SEC on April 19, 2010. Information about the directors and executive officers of Granite and the number of shares of Granite Common Stock beneficially owned by such persons is set forth in the proxy statement for Granite’s 2011 Annual Meeting of Stockholders which was filed with the SEC on April 15, 2011. Investors and security holders may also obtain additional information regarding the direct and indirect interests of FNB, Granite and their respective directors and executive officers in the Merger by reading the joint proxy statement/prospectus when it becomes available.

Item 3.03. Material Modifications to Rights of Security Holders.

On April 27, 2011, the Company executed an Amendment to Tax Benefits Preservation Plan (the “Amendment”) between the Company and Registrar and Transfer Company, as Rights Agent, dated as of April 15, 2011 (the “Rights Plan”).

The purpose of the Amendment was to exclude from the definition of “Acquiring Person” under the Rights Plan the Anchor Investors.  As amended, the rights would not become exercisable upon the closing of the transactions contemplated by the Investment Agreements.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.1 and incorporated herein by reference, and the full text of the Rights Plan, which was attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on April 21, 2011 and incorporated herein by reference.

Item 8.01. Other Events.

Deferred Prosecution Agreement

The Anchor Investors required that the Investment Agreements include, as a condition to closing, that CommunityONE resolve a potential claim with the U.S. Attorney for the Western District of North Carolina (the “U.S. Attorney”) and the U.S. Department of Justice (the “DOJ”) arising from a Grand Jury Subpoena received by CommunityONE from the U.S. Attorney dated August 11, 2010. The subpoena related to one of CommunityONE’s customers who, at the time of the subpoena, was under indictment for, and was subsequently convicted of, securities fraud, wire fraud and money laundering relating to a suspected Ponzi scheme. CommunityONE responded in full to the subpoena, which had requested comprehensive documentation related to CommunityONE’s compliance with the Bank Secrecy Act and Anti-Money Laundering (“BSA/AML”) laws from January 1, 2005 onward.

To facilitate the signing of the Investment Agreements, following discussions with representatives of the U.S. Attorney and the DOJ, CommunityONE, the U.S. Attorney and the DOJ agreed to enter into a deferred prosecution agreement (“DPA”) to settle any potential claims. The DPA was signed on April 26, 2011 and its effectiveness is conditioned on approval of the DPA by the U.S. District Court for the Western District of North Carolina (the “District Court”). Under the terms of the DPA, the DPA will be in effect for 24 months from its effective date and will require CommunityONE to (1) implement the Office of the Comptroller of the Currency’s recommendations relating to CommunityONE’s BSA/AML compliance program, (2) pay on the Closing Date $400,000 to the District Court for distribution to the victims of the fraud perpetrated by the customer, (3) submit to the U.S. Attorney and the DOJ periodic certifications of CommunityONE’s BSA/AML compliance, and (4) strengthen CommunityONE’s BSA/AML compliance program in order to support a finding within six months after the termination date of the DPA that no material deficiencies exist with respect to CommunityONE’s BSA/AML program. It is not expected that there will be any other actions required by CommunityONE with respect to this matter other than those contained in the DPA or that compliance with the DPA will have a material adverse effect on CommunityONE’s operations. In return for CommunityONE’s compliance with these undertakings, the draft DPA obligates the U.S. Attorney and the DOJ to, within 30 days after its expiration (extendable for up to 60 additional days at DOJ’s discretion), request dismissal of the criminal charges filed against CommunityONE in connection with the execution of the DPA.

Press Release

In addition, on April 27, 2011, the Company issued a press release regarding the Company’s capital raising efforts and the Merger Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

No.	Description

2.1	Agreement and Plan of Merger, dated April 26, 2011, by and among FNB United Corp., Gamma Merger Corporation and Bank of Granite Corporation
4.1	Amendment to Tax Benefits Preservation Plan, dated as of April 27, 2011, between FNB United Corp. and Registrar and Transfer Company
10.1	Investment Agreement, dated April 26, 2011, by and between FNB United Corp. and Carlyle Financial Services Harbor, L.P.
10.2	Investment Agreement, dated April 26, 2011, by and between FNB United Corp. and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P.
99.1	Press Release dated April 27, 2011
99.2	Letter to Employees of FNB United Corp. and CommunityONE Bank, National Association, dated April 27, 2011

Cautionary Statement

The issuance of the securities pursuant to the Investment Agreement has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits may contain forward-looking statements concerning the Company’s plans for raising capital and the Merger, the conditions necessary for closing on proposed capital investments and Merger, concerning plans and objectives of management for future operations, concerning future economic performance, or concerning any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes,” “plans,” “intends,” “expects,” “anticipates,” “forecasts” or words of similar meaning. There can be no assurance that the Company will be able to close on the transactions with investors and obtain required capital or close on the Merger, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, the Company’s ability to complete the transactions announced today and other aspects of its recapitalization and recovery plans. For further information on factors that could cause actual results to materially differ from projections, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s 2010 Annual Report on Form 10-K for the year ended December 31, 2010 and other filings with the SEC. The Company does not undertake to update any of its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB United Corp.
(Registrant)

April 27, 2011	/s/ MARK A. SEVERSON
(Date)	Mark A. Severson Executive Vice President and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

No.	Description

2.1	Agreement and Plan of Merger, dated April 26, 2011, by and among FNB United Corp., Gamma Merger Corporation and Bank of Granite Corporation
4.1	Amendment to Tax Benefits Preservation Plan, dated as of April 27, 2011, between FNB United Corp. and Registrar and Transfer Company
10.1	Investment Agreement, dated April 26, 2011, by and between FNB United Corp. and Carlyle Financial Services Harbor, L.P.
10.2	Investment Agreement, dated April 26, 2011, by and between FNB United Corp. and Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P.
99.1	Press Release dated April 27, 2011
99.2	Letter to Employees of FNB United Corp. and CommunityONE Bank, National Association, dated April 27, 2011